UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report: May 17, 2017
(Date of earliest event reported)

ACCESS NATIONAL CORPORATION
(Exact name of registrant as specified in its charter)

Virginia (State or other jurisdiction of incorporation)	000-49929 (Commission File Number)	82-0545425 (I.R.S. Employer Identification No.)

1800 Robert Fulton Drive, Suite 300
Reston, Virginia 20191
(Address of principal executive offices) (Zip Code)

(703) 871-2100
(Registrant’s telephone number, including area code)

Not Applicable
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):
⃞    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
⃞    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
⃞    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
⃞    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (17 CFR §230.405) or Rule 12b-2 of the Securities Exchange Act of 1934 (17 CFR §240.12b-2).
Emerging growth company    ⃞

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with a new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.    ⃞

Item 2.02.    Results of Operations and Financial Condition.

The following information is intended to be furnished under Item 2.02 of Form 8-K, “Results of Operations and Financial Condition.” This information shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, whether made before or after the date of this report, regardless of any general incorporation language in the filing.

On May 17, 2017 Access National Corporation (the “Corporation”) announced that it had filed a Form 12b-25 (the “Form 12b-25”) with the Securities and Exchange Commission in connection with the Company’s Quarterly Report on Form 10-Q for the quarter ended March 31, 2017 (the “1Q 2017 Form 10-Q”).  During the review of the 1Q2017 Form 10-Q, the Corporation and its independent auditor identified an issue related to the timing of recognition of investment banker fees related to the acquisition of Middleburg Financial Corporation that was not identified prior to the issuance of the Corporation’s earnings release for the first quarter of 2017 (the “Earnings Release”).  These investment banker fees of approximately $1.5 million are pre-tax merger-related expenses that were reported in the Earnings Release as incurred during the three months ended March 31, 2017, which now will be reported by the Corporation as incurred during the three months ended June 30, 2017.  As a result of this change, the Corporation expects to report in its 1Q2017 Form 10-Q merger-related expenses of $600 thousand and net income of $2.6 million, in each case for the three months ended March 31, 2017, compared to $2.1 million and $1.4 million, respectively, as previously reported in the Earnings Release for the same period.  For more information please see the Form 12b-25.

The Corporation intends to file the 1Q 2017 Form 10-Q with the Securities and Exchange Commission on or before May 22, 2017.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

ACCESS NATIONAL CORPORATION

By:	/s/ Margaret M. Taylor
Margaret M. Taylor
Executive Vice President and Chief Financial Officer

May 17, 2017